                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 10, 2002


                              PIER 1 IMPORTS, INC.
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             (Exact name of registrant as specified in its charter)


           Delaware                       1-7832                 75-1729843
-------------------------------  ------------------------  ---------------------
(State or other jurisdiction of  (Commission File Number)    (I.R.S. Employer
incorporation or organization                              Identification Number


             301 Commerce Street, Suite 600, Fort Worth, Texas 76102
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          (Address of principal executive offices, including zip code)


                                 (817) 252-8000
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              (Registrant's telephone number, including area code)

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ITEM 5. OTHER EVENTS

On October 11, 2002, Marvin J. Girouard, Chairman of the Board and Chief Executive Officer, and Charles H. Turner, Executive Vice President, Chief Financial Officer and Treasurer, submitted sworn statements dated October 10, 2002 to the Securities and Exchange Commission ("SEC") pursuant to SEC Order No. 4-460.

Copies of these statements are attached hereto as Exhibit 99.1 and 99.2, respectively.


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

        (c) Exhibits.

        Exhibit No.   Description

        99.1 Statement Under Oath of Principal Executive Officer of Pier 1 Imports, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings, dated October 10, 2002

        99.2 Statement Under Oath of Principal Financial Officer of Pier 1 Imports, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings, dated October 10, 2002


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   PIER 1 IMPORTS, INC.

Date:  October 11, 2002       By:  /s/ J. Rodney Lawrence
                                   --------------------------------------------
                                   J. Rodney Lawrence, Executive Vice President
                                   and Secretary

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                                  EXHIBIT INDEX



         EXHIBIT
         NUMBER   DESCRIPTION
         -------  -----------
         99.1     Statement Under Oath of Principal Executive Officer of Pier 1
                  Imports, Inc. Regarding Facts and Circumstances Relating to
                  Exchange Act Filings, dated October 10, 2002

         99.2     Statement Under Oath of Principal Financial Officer of Pier 1
                  Imports, Inc. Regarding Facts and Circumstances Relating to
                  Exchange Act Filings, dated October 10, 2002